Exhibit 23(g)
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GCA 98
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                            THE CHASE MANHATTAN BANK

                            GLOBAL CUSTODY AGREEMENT

                                     between

                   THE FLEX PARTNERS INTERNATIONAL EQUITY FUND

                                       and

                            THE CHASE MANHATTAN BANK
                                 (LONDON BRANCH)

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                                    CONTENTS

Clause                                                                      Page
------                                                                      ----

1.    INTENTION OF THE PARTIES ----------------------------------------------  1

2.    WHAT CHASE IS REQUIRED TO DO ------------------------------------------  1

3.    INSTRUCTIONS AND AUTHORISED PERSONS -----------------------------------  5

4.    BORROWINGS AND FOREIGN EXCHANGE ---------------------------------------  6

5.    FEES EXPENSES AND OTHER AMOUNTS OWING TO CHASE ------------------------  7

6.    SUB-CUSTODIANS AND SECURITIES DEPOSITORIES ----------------------------  7

7.    BROKERS AND OTHER THIRD PARTIES ---------------------------------------  8

8.    OMNIBUS ACCOUNTS ------------------------------------------------------  8

9.    ABOUT THE CUSTOMER ----------------------------------------------------  8

10.   CONFLICTS OF INTEREST -------------------------------------------------  9

11.   WHEN CHASE IS NOT LIABLE TO THE CUSTOMER ------------------------------  9

12.   INDEMNITY ------------------------------------------------------------- 10

13.   UNITED KINGDOM REGULATORY MATTERS ------------------------------------- 11

14.   TERMINATION ----------------------------------------------------------- 12

15.   MISCELLANEOUS---------------------------------------------------------- 12

      SCHEDULE 1: List of Sub-Custodians and markets used by Chase ---------- 16
      SCHEDULE 2: Persons authorised to give Instructions ------------------- 19
      SCHEDULE 3: Authorised Fund Managers/Advisers and Specimen Fund
                  Manager Mandate ------------------------------------------- 20
      SCHEDULE 4: Form of Board Resolution ---------------------------------- 22

THIS CUSTODY AGREEMENT is made on the 8 day of June 1999* between THE CHASE MANHATTAN BANK, London Branch ("Chase") of 125 London Wall, London EC2Y 5AJ, regulated by The Securities and Futures Authority Limited; and THE FLEX PARTNERS INTERNATIONAL EQUITY FUND (the "Customer") whose registered office/principal place of business is at 6000 Memorial Drive, Dublin, Ohio 43017, USA

1.   INTENTION OF THE PARTIES

This Agreement sets out the terms governing custodial, settlement and other associated services offered by Chase to the Customer.

2.   WHAT CHASE IS REQUIRED TO DO

SET UP ACCOUNTS

     A. (i) Subject to clause 2(A)(iii) Chase shall open in its books and records in the name of the Customer, or at its reasonable request in any other name, the following accounts (together the "Accounts"):

               (a) one or more securities accounts (the "SECURITIES ACCOUNTS") evidencing any shares, stocks, debentures, bonds, notes, mortgages or other like obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same ("SECURITIES") held by Chase or any branch of Chase on behalf of the Customer or held, as described and defined in clause 6, by a Sub-Custodian or Securities Depository for Chase on behalf of the Customer; and

               (b) one or more cash accounts (the "CASH ACCOUNTS") for all cash in any currency received by Chase or any Sub-Custodian or Securities Depositary or other agents for the account of the Customer.

          (ii) At the request of the Customer, further Accounts may be opened in the future, which will be subject to the terms of this Agreement, unless agreed in writing otherwise at the time the further Account is opened.

          (iii)Chase's obligation to open Accounts pursuant to clause 2(A)(i) is conditional upon Chase receiving such of the following documents as Chase may require:

               (a) a certified copy of the Customer's constitutional documents as currently in force;

               (b) a certified copy of a resolution of the Customer's board of directors or equivalent governing body, substantially in the form set out in Schedule 4;

               (c) Chase's standard form fund manager mandate (in the form set out in Appendix A), completed by any persons designated in
                    Schedule 3; and

               (d) in the case of a Customer incorporated or established outside England and Wales, a legal opinion from legal counsel in the Customer's jurisdiction of incorporation or establishment which is acceptable to Chase.


MAINTENANCE OF
SECUJUTIES AND CASH
AT BANK AND SUB-
CUSTODIAN
LOCATIONS

     B. (i) Unless Instructions (as detailed in clause 3) require another location acceptable to Chase:

               (a) securities will be held in the country or jurisdiction in which the principal trading market for the relevant
                    Securities is located, where such Securities may be presented for payment, where such Securities were acquired, or where such Securities are held; and

               (b) cash will be held on the books of Chase or be credited to accounts of institutions chosen by Chase in the country or jurisdiction where such cash is the legal currency for payment of public or private debts.

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*    Date to be completed only when agreement is executed by Chase.

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          (ii) Chase  reserves  the  right  to  refuse  to  accept  delivery  of
               Securities or cash in countries and jurisdictions other than those referred to in Schedule I to this Agreement, which may be amended by Chase from time to time, prior notice being given to the Customer where practicable, and in any event notice being
               given  to  the  Customer  as  soon  as   reasonably   practicable
               thereafter.

SETTLEMENT OF TRADES

     C. When Chase receives an Instruction which includes all information required by Chase requesting settlement of a trade in Securities, Chase shall use reasonable endeavours to effect such settlement as instructed, save where Chase reasonably believes that such settlement would be contrary to applicable law, regulation or market practice.

SEGREGATION OF
ASSETS

     D.   (i)  Chase will  identify in its books that the  Securities  belong to
               the  Customer  (save  as  otherwise   agreed  by  Chase  and  the
               Customer).

          (ii) Chase will require that Sub-Custodians identify in their own books that the Securities belong to the customers of Chase (to the extent permitted by applicable law, regulation, or market practice), such that it is readily apparent that the Securities do not belong to Chase.

CONTRACTUAL
SETTLEMENT DATE
ACCOUNTING

     E. (i) Chase may, at its discretion, effect the following book entries with respect to the settlement of trades:

               (a) On sales: on the settlement day for the sale, credit the Cash Account with the sale proceeds of the sale and transfer the relevant Securities to an account pending settlement of the trade if not already delivered.

               (b) On purchases: on or before the settlement day for the purchase, debit the Cash Account with the settlement monies and credit a separate account. At the same time Chase will post the Securities Account with the expected Securities with a note to the effect that Chase is awaiting receipt, pending actual receipt of such Securities. The Customer shall not be entitled to the delivery of Securities which are awaiting receipt until they have actually been received by Chase or a Sub-Custodian.

          (ii) Chase may (in its absolute discretion) reverse any debit or credit made pursuant to clause 2(E)(i) and the Customer shall be responsible for any direct or indirect costs or liabilities resulting from such reversal. The Customer acknowledges that the procedures described in this sub-clause are of an administrative nature and do not amount to an agreement by Chase to make loans and/or Securities available to the Customer.

ACTUAL SETTLEMENT
DATE ACCOUNTING

     F. With respect to any sale or purchase transaction for which the Cash Account or Securities Account is not credited on the contractual settlement date as referred to in clause 2(E), Chase shall credit the Cash Account or Securities Account with the proceeds of any sale or exchange of Securities on the date on which such proceeds or Securities are received by Chase.

INCOME COLLECTIONI
AUTOCREDIT

     G. (i) Chase will credit the Cash Account with income and redemption proceeds on Securities in accordance with the times notified by Chase from time to time on or after the anticipated payment date, net of any taxes which are withheld by Chase or any third party. Where no time is specified for a particular market, income and redemption proceeds on Securities will only be credited after actual receipt and reconciliation.

          (ii) Chase may reverse such entries upon oral or written notification to the Customer that Chase believes that such amount will not be received by Chase within a reasonable period.

          (iii)Neither Chase nor its Sub-Custodians shall be obliged to institute legal proceedings, file a claim or proof of claim in any insolvency proceeding or take any action with respect to collection of interest, dividends or redemption proceeds.

FRACTIONS/
REDEMPTIONS BY LOT

     H.   The  Customer   shall  not  be  entitled  to  any  fraction  or  other
          entitlement arising as a result of Chase

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          holding  Securities  in omnibus  accounts,  as  described in clause 8, which is not directly referable solely to the holding of the Customer, and such fractions or entitlements shall be at the disposal of Chase. On partial redemptions, Chase shall use whatever method it deems fair to determine how shares will be redeemed.

PRESENTATION OF
COUPONS1
ISSUE OF
STATEMENTS ETC

     I. Until Chase receives Instructions to the contrary, Chase is authorised to and shall:

          (i) present, upon notice to Chase, all Securities called for redemption or otherwise matured, and all income and interest coupons and other income items which call for payment upon presentation;

          (ii) execute in the name of the Customer such ownership and other certificates as may be required to obtain payment in respect of Securities;

          (iii)exchange interim or temporary documents of title held in the Securities Account for definitive ones.

CORPORATE ACTIONS

     J. (i) Chase will use reasonable endeavours to obtain information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy - see clause 2(K)), including subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("CORPORATE ACTIONS"), and Chase will use reasonable endeavours to give the Customer notice of such Corporate Actions to the extent that Chase's corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

          (ii) When a fights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split, or similar Corporate Action requiring discretionary action by the beneficial owner of the Securities, is received which bears an expiration date, Chase will endeavour to obtain instructions from the Customer, but if Instructions are not received in time for Chase to take timely action, or actual notice of such Corporate Action is received too late to seek Instructions, Chase is authorised to sell the rights entitlement or fractional interest and credit the proceeds to the Cash Account (or a suspense account) or take such other action with respect to the relevant Corporate Action as is notified to the Customer from time to time.

          (iii)Corporate Actions notices dispatched to the Customer may have been obtained from sources which Chase does not control and may have been translated or summarised. Although Chase believes such sources to be reliable, Chase has no duty to verify the information contained in such notices nor the faithfulness of any translation or summary and therefore does not guarantee its accuracy, completeness or timeliness, and shall not be liable to the Customer for any loss that may result from relying on such notice.

          (iv) Neither Chase nor its Sub-Custodians or nominees shall execute any form of proxy, or give any consent or take any action, in relation to any Securities (other than as authorised under Clause 2(J)(ii)) except upon the Instructions of an Authorised Person.

PROXY VOTING

     K. (i) Subject to and upon the terms of this sub-clause, Chase will provide the Customer with information which it receives on resolutions to be voted upon at meetings of holders of Securities ("NOTIFICATIONS"), and Chase will act in accordance with the Customer's Instructions in relation to such Notifications ("THE ACTIVE PROXY VOTING SERVICE").

          (ii) The active proxy voting service is only available in certain markets, details of which are available from Chase on request. Provision of the active proxy voting service is conditional upon receipt by Chase of a duly completed enrolment form, (including an indication by the Customer of the markets in which the active proxy voting service is to be provided) and in certain markets additional documentation copies of which are also available from Chase on request.

          (iii)Chase will use reasonable endeavours to act upon Instructions to vote on resolutions referred to in a Notification, provided Instructions are received by Chase at its proxy voting

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               department   by  the   deadline   referred  to  in  the  relevant
               Notification. Further notice will not be given, nor will Chase solicit Instructions from the Customer. It is the Customer's obligation to monitor the agreed means of providing Notifications to determine if new Notifications have been received. The Customer acknowledges that in some cases the time to respond to Notifications may be very limited. If information is received by Chase at its proxy voting department too late to permit timely voting by the Customer, Chase's only obligation is to provide, so
               far  as  reasonably  practicable,   a  Notification  (or  summary
               information concerning a Notification) on an "information only" basis.

          (iv) Chase reserves the right to provide Notifications or parts thereof in the language received. Chase will attempt in good faith to provide accurate and complete Notifications, whether or not translated. Upon request by the Customer, so far as the same is available to Chase, backup information relating to Notifications (such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting fights) will be provided to the Customer, but without translation.

          (v) The Customer acknowledges that Notifications and other information furnished pursuant to the active proxy voting service ("INFORMATION") are proprietary and may be subject to various copyrights. Accordingly, the Customer shall not make any use of such information except in connection with the active proxy voting service.

          (vi) In markets where the active proxy voting service is not available or where Chase has not received a duly completed enrolment form or other relevant documentation, Chase will not provide Notifications to the Customer but will endeavour to act upon Instructions to vote on resolutions at meetings of holders of Securities where it is reasonably practicable for Chase (or its Sub-Custodians or nominees as the case may be) to do so and where such Instructions are received in time for Chase to take timely action (the "passive proxy voting service").

          (vii)The Customer acknowledges that the provision of any proxy voting service (whether active or passive) may be precluded or restricted under a variety of circumstances, including the following;

               (a)  Securities are on loan;
               (b)  Securities are out for registration;
               (c)  Securities   conversion  or  another   corporate  action  is
                    pending;
               (d) Securities are not held in a name subject to the control of Chase or its Sub-Custodian, or are otherwise held in a manner which precludes voting;
               (e) local market regulations or practices or restrictions by the issuer;
               (f) Securities are held in a margin or collateral account at Chase or another bank or broker;
               (g) in certain countries Chase may be unable to vote proxies except on a net basis (i.e. a net yes or no vote based on voting instructions received from all its customers). Chase will inform the Customer where this is the case.

TAX RECLAIMS

     L. (i) Subject to the provisions of this sub-clause, Chase will apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of the Customer which Chase believes may be available to that Customer.

          (ii) The provision of a tax reclaim service by Chase in accordance with this sub-clause is conditional upon Chase receiving from the Customer or, to the extent the Securities are beneficially owned by someone else, the beneficial owner of the Securities (a) a declaration of its identity and place of residence and (b) certain other documentation (pro forma copies of which are available from Chase). The Customer acknowledges that, if Chase does not receive such declarations, documentation and information Chase will be unable to perform tax reclaim services, and additional United Kingdom taxation will be deducted from all income received in respect of the Securities issued outside the United Kingdom and that USA non-resident alien tax will be deducted from USA source income. The Customer shall provide to Chase such documentation and information as it may require in connection with

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               taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. The Customer undertakes to notify Chase immediately if any information requires updating or correcting.

          (iii)The Customer is responsible for the payment of all taxes relating to the Securities. Chase shall not be liable to the Customer or any third party for any tax, fines or penalties payable by the Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by the Customer or any other person, or as a result of the provision to Chase or any third party of inaccurate or misleading information or the withholding of material information by the Customer or any other person, or as a result from any delay of any revenue authority or any other matter beyond the control of Chase.

          (iv) The Customer confirms that Chase is authorised to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Customer's Securities or Cash Accounts.

          (v) Chase shall perform the services set out in this sub-clause only with respect to taxation levied by the revenue authorities of the countries notified to the Customer from time to time and Chase may, by notification in writing, at its absolute discretion, supplement or amend the markets in which the tax reclaim services are offered. Other than as expressly provided in this sub-clause, Chase shall have no responsibility with regard to the Customer's tax position or status in any jurisdiction.

          (vi) The Customer confirms that Chase is authorised to disclose any information requested by any revenue authority or any governmental body in relation to the Customer or the Securities and/or Cash held for the Customer.

3.   INSTRUCTIONS AND AUTHORISED PERSONS

AUTHORISED
PERSONS

     A. As used in this Agreement the term "AUTHORISED PERSONS" means the individuals designated in Schedule 2 by the Customer, and/or the fund managers or advisers (the "FUND MANAGERS") designated in Schedule 3 by the Customer and the individuals designated by each Fund Manager using a mandate acceptable to Chase to act on behalf of the Customer. The Customer confirms that each Fund Manager may designate individuals to act on behalf of the Customer under this Agreement as if such individuals had been designated by the Customer. Chase shall continue to treat as Authorised Persons persons designated as such in accordance with this clause until such time as Chase receives Instructions from the Customer (or the Fund Manager in the case of individuals designated by the Fund Manager) that any such individual is no longer an Authorised Person. The Customer confirms that, unless specified otherwise in the Schedules or the mandate from the Fund Manager, each Authorised Person shall be authorised to give any Instructions (as defined in clause 3(13)(ii)) in relation to all Securities and Cash Accounts and in relation to foreign exchange transactions and shall be authorised to give Instructions notwithstanding that they may result in an overdraft on any Cash Account.

INSTRUCTIONS

     B. As used in this Agreement, the term "INSTRUCTIONS" means instructions which (i) contain all necessary information required by Chase to enable Chase to carry out the Instructions; (ii) are received by Chase in writing or via Chase's electronic instruction system, SWIFT, telephone, tested telex, facsimile or such other methods as are for the time being agreed by the Customer (or an Authorised Person) and Chase; and (iii) Chase believes in good faith have been given by an Authorised Person or are transmitted with proper testing or authentication pursuant to terms and conditions which Chase may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until cancelled or superseded.

ELECTRONIC
INSTRUCTIONS

     C. The acceptance of any Instructions via Chase's electronic instruction system is subject to the receipt by Chase of an electronic banking agreement and software licence ("ELECTRONIC BANKING AGREEMENT") in form and substance satisfactory to Chase. Chase shall have no obligation to accept electronic Instructions unless it receives an electronic banking agreement. Where the electronic banking agreement is to be executed by a Fund Manager, Chase shall not be liable to the Customer for any action taken or not taken by the Fund Manager pursuant to, nor for the Fund

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          Manager's administration of security devices provided to it under, the electronic banking agreement and reserves the right to terminate the electronic banking agreement with the Fund Manager without any liability to the Customer therefor.

CONFIRMATION OF
ORAL INSTRUCTIONS1
SECURITY DEVICES

     D. Any Instructions delivered to Chase by telephone or facsimile shall promptly thereafter be confirmed in writing by an Authorised Person. Each confirmation is to be clearly marked "Confirmation". Chase is authorised to follow such Instructions notwithstanding the failure of an Authorised Person to send such confirmation in writing or the failure of such confirmation to conform to the telephone or facsimile Instructions received. Either party may electronically record any Instructions given by telephone, and any other telephone discussions. The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which Chase shall make available to the Customer or any Authorised Person.

ACTING ON
INSTRUCTIONS1
UNCLEAR
INSTRUCTIONS

     E. Subject to the terms of this Agreement, Chase will only withdraw or release Securities from the Securities Account in accordance with Instructions. The Customer authorises Chase to accept and act upon any Instructions received by it without enquiry. Chase may (without prejudice to the foregoing) seek clarification or confirmation of an Instruction from an Authorised Person and may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Chase shall not be liable for any loss arising from any delay whilst it obtains such clarification or confirmation or from exercising its right to decline to act in the absence of such clarification or confirmation.

INSTRUCTIONS
CONTRARY TO
LAW/MARKET
PRACTICE

     F. Chase need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice and is under no duty to investigate whether any Instructions comply with any applicable law, regulation or market practice. Chase shall be entitled (but not bound), if it deems possible to do so to amend an Instruction in such a manner to comply with what Chase reasonably believes to be applicable law, regulation or market practice.

CUT-OFF TIMES

     G. Chase has established cut-off times for receipt of some categories of Instruction, which will be made available on request. If Chase receives an Instruction after its established cut-off time, it will endeavour to act upon the Instruction on the day requested, or otherwise as soon as practicable after that day.

4.   BORROWINGS AND FOREIGN EXCHANGE

OVERDRAFTS BEAR
INTEREST AT NORMAL
RATES

     A.   OVERDRAFTS

          If a debit to any currency in the Cash Account results in a debit balance in that currency then Chase may, at its discretion, advance an amount equal to the overdraft and such an advance shall be deemed a loan to the Customer, payable on demand, bearing interest at the rate charged by Chase for similar overdrafts from time to time from the date of such advance to the date of payment (both after as well as before judgement) and otherwise on the terms on which Chase makes similar overdrafts available from time to time.

FX FACILITIES MAY BE
GIVEN AT CHASE'S
DISCRETION

     B.   FOREIGN EXCHANGE TRANSACTIONS

          To facilitate the administration of the Customer's trading and investment activity, Chase is authorised, but shall not be obliged, to enter into spot or forward foreign exchange contracts with the Customer, or an Authorised Person for the Customer, and may also provide foreign exchange contracts and facilities through its affiliates or Sub-Custodians. Instructions, including standing instructions, may be issued with respect to such contracts but Chase may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Chase, its affiliates or Sub-Custodians enter into a foreign exchange contract related to Accounts, the terms and conditions then current for foreign exchange contracts of Chase, its affiliate or Sub-Custodians and, to the extent not inconsistent, this Agreement, shall apply to such transaction.

5.   FEES, EXPENSES AND OTHER AMOUNTS OWING TO CHASE

FEES -CHASE
AUTHORISED TO
DEDUCT FEES

     A. The Customer agrees to pay Chase for its services under this Agreement such amount as may be agreed upon in writing, together with Chase's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Chase may increase such fees by not less than thirty days' notice in writing to the Customer. Chase is authorised to deduct amounts owing to it from the Cash Account monthly in arrears.

CHASE'S RIGHTIS OVER
SECURITIES

     B. Without prejudice to Chase's rights under applicable law, until satisfaction of all liabilities outstanding from time to time (whether actual or contingent) of the Customer under or in connection with this AGREEMENT ("LIABILITIES"), Chase shall have, and the Customer shall grant to Chase, a charge, pledge and lien over the Securities credited to the Securities Account and Chase shall be entitled without notice to the Customer, to withhold delivery of such Securities, sell or otherwise realise any such Securities and to apply the proceeds and any other monies credited to the Cash Account in satisfaction of such Liabilities. For this purpose, Chase may make such currency conversions as may be necessary at its then current rates for the sale and purchase of the relevant currencies.

CHASE HAS A RIGHT
OF SETOFF

     C. Without prejudice to Chase's rights under applicable law, Chase may set off against any amount owing by the Customer under this Agreement any amount in any currency standing to the credit of any of the Customer's accounts (whether current, deposit or otherwise) with Chase anywhere. For this purpose, Chase shall be entitled to accelerate the maturity of any fixed term deposits and to effect such currency conversions as may be necessary at its current rates for the sale and purchase of the relevant currencies.

6.   SUB-CUSTODIANS AND SECURITIES DEPOSITORIES

APPOINTMEA7

     A. Chase is authorised under this Agreement to act through and hold the Customer's Securities with sub-custodians, being at the date of this Agreement the entities listed in Schedule I and/or such other entities as Chase may appoint as sub-custodians ("SUB-CUSTODIANS"). Chase shall use reasonable care in the selection and continued appointment of such Sub-Custodians. In addition, Chase and each Sub-Custodian may deposit Securities with, and hold Securities in, any securities depository, settlement system, dematerialised book entry system or similar system (together a "SECURITIES DEPOSITORY") on such terms as such systems customarily operate. References to Sub Custodians in this Agreement shall include branches and affiliates of Chase.

LIABILITY FOR SUB-
CUSTODIANS

     B.   (i)  Chase shall be liable for any loss resulting from:

               (a) the insolvency of any Sub-Custodian which is a branch or subsidiary of Chase; or

               (b) any act or omission of any Sub-Custodian, where such loss results directly from the failure by the Sub-Custodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or wilful default of such Sub-Custodian in the provision of custodial services by it.

          (ii) Chase shall not be liable for any act, omission or insolvency of any Securities Depository.

          (iii)Chase   reserves   the   right   to  add,   replace   or   remove
               Sub-Custodians. Chase shall give notice, if practicable, of any such act.

HOLDING OF
REGISTERED AND
BEARER SECURITIES

     C.   (i)  Chase is authorised to hold:

               (a) in bearer form, such Securities as are customarily held in bearer form; and

               (b) registered in the name of (at Chase's discretion) the Customer or Chase or a Sub Custodian or any nominee of Chase or a Sub-Custodian or a Securities Depository, such Securities as are customarily held in registered form.

          (ii) Chase shall not be obliged to follow an Instruction to hold Securities with, or have them registered or recorded in the name of, any person not chosen by Chase.

7.   BROKERS AND OTHER THIRD PARTIES

BROKER/THIRD PARTY
DEFAULT

     A. Chase shall not be responsible for any loss as a result of a failure by any broker or any other third party beyond the control of Chase. In particular, if a broker or any third party defaults in any obligation to deliver Securities or pay cash, Chase shall have no liability to the Customer for such non-delivery or payment. Payments of income and settlement proceeds are at the risk of the account. If Chase, at the Customer's request, appoints a broker or agent to effect any transaction on behalf of a Customer, Chase shall have no liability whatsoever in respect of such broker's duties or its actions, omissions or solvency.

DELIVERY TO
BROKERS

     B. Chase shall not be liable for losses arising from an Instruction to deliver Securities or cash to a broker, even if Chase might have information tending to show that this course of action, or the choice of a particular broker for a transaction, was unwise.

8.   OMNIBUS ACCOUNTS

The Customer authorises Chase or its Sub-Custodian to hold Securities in omnibus accounts on a fungible basis and will accept delivery of Securities of the same class and denomination as those deposited with Chase or its Sub-Custodian.

9.   ABOUT THE CUSTOMER

THE CUSTOMER
STATES THAT IT HAS
FULL AUTHORITY
TO PERFORM
UNDER THIS
AGREEMENT

     A.   The Customer represents and warrants that:

          (i) it has full authority and power, and has obtained all necessary authorisations and consents, to deposit and control the
               Securities and cash in the Accounts, to use Chase as its custodian in accordance with the terms of this Agreement and to borrow money and enter into foreign exchange transactions;

          (ii) this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorise the execution of this Agreement;

          (iii)it has not relied on any oral or written representation made by Chase or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Chase; and

          (iv) the Securities and cash deposited in the Accounts are not subject to any encumbrance or security interest whatsoever and the Customer undertakes that, so long as Liabilities are outstanding, it will not create or permit to subsist any encumbrance or security interest over such Securities or cash.

CUSTOMER IS
LIABLE TO CHASE
EVEN IF IT IS
ACTING FOR
ANOTHER PERSON

     B. Even if the Customer is acting as an agent in respect of any transaction, without affecting any rights Chase might have against the Customer's principal, Chase shall treat the Customer as a principal in respect of such transactions.

10.  CONFLICTS OF INTEREST

CHASE PROVIDES
DIVERSE FINANCIAL
SERVICES AND MAY
GENERATE PROFITS
AS A RESULT

          The Customer hereby authorises Chase to act hereunder notwithstanding that:

          (i) Chase or any of its divisions, branches or affiliates may have a material interest in the transaction or that circumstances are such that Chase may have a potential conflict of duty or interest including the fact that Chase or any of its affiliates may:

               (a) act as a market maker in the Securities to which the Instructions relate;

               (b)  provide broking services to other customers;

               (c)  act as financial adviser to the issuer of such Securities;

               (d) act in the same transaction as agent for more than one customer;

               (e)  have a material interest in the issue of the Securities; or

               (f)  earn profits from any of the activities listed herein;

CHASE NO DUTY TO
ADVISE IF IT IS AWARE
THAT INSTRUCTIONS
MAY BE UNWISE

          (ii) Chase or any of its divisions, branches or affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of the Customer. Chase is not under any duty to disclose any such information.

11.  WHEN CHASE IS NOT LIABLE TO THE CUSTOMER

MARKET AND
COUNTRY RISK

     A. Investing in foreign markets may be a risky enterprise. The holding of assets and cash in foreign jurisdictions may involve risks of loss or other special features. Chase accepts no liability whatsoever for any loss which results from:

          (i)  the general risks of investing; or

          (ii) investing or owning assets in a particular country, including, but not limited to, losses arising from nationalisation, expropriation or other governmental actions; regulations of the banking or securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; market conditions affecting the orderly execution of securities transactions or affecting the value of assets.

FORCEMAJEURE

     B. Chase shall have no liability for any damage, loss, expense or liability of any nature which the Customer may suffer or incur, caused by an act of God, fire, flood, civil or labour disturbance, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery, malfunction of equipment (including, without limitation. any computer or related software), failure of or the effect of rules or operations of any funds transfer system, inability to obtain or interruption of communications facilities, or any cause beyond the reasonable control of Chase (including without limitation, the non-availability of appropriate foreign exchange).

ACTING IN GOOD
FAITH

     C. Chase shall not be liable for acting on what it in good faith believes to be Instructions or in relation to notices, requests, waivers, consents, receipts, corporate actions or other documents which Chase in good faith believes to be genuine and to have been given or signed by the appropriate parties.

CHASE CAN TAKE
ADVICE

     D. Chase shall be entitled to rely on, and may act upon the advice of professional advisers in relation to matters of law, regulation or market practice (which may be the professional advisers of the Customer), and shall not be liable to the Customer for any action reasonably taken or omitted pursuant to such advice, save to the extent that Chase is able to recover from such professional advisers in respect of negligent advice given.

INVALID SECURITIES

     E. Chase shall not be liable to the Customer for the collection, deposit or credit of invalid, fraudulent or forged Securities.

DELIVERIES

     F. Chase shall not be liable for losses arising out of effecting delivery or payment against an expectation of receipt, save where such delivery or payment was contrary to local market practice.

CHASE'S LIABILITY

     G. Chase shall use reasonable care in performing its obligations under this Agreement. Chase shall only be liable to the Customer to the extent Chase has been negligent, fraudulent or is in wilful default, of its duties as set out in this Agreement and to the extent provided for in clause 6(13)(i). Chase and the Customer agree that, as a genuine pre-estimate of loss, Chase's liability to the Customer shall be determined based upon the value of any property as at the date of the discovery of loss.

INDIRECT LOSSES

     H. (i) Chase shall have no liability arising from this Agreement or from any obligations which relate to this Agreement (including, but not limited to, obligations in tort) for any indirect, special, punitive or consequential loss or damage.

          (ii) Clause 11 H(i) above does not apply to any loss or damage caused by fraud on the part of Chase or to death or personal injury arising from any failure on the part of Chase to take reasonable care or exercise reasonable skill.

          (iii) For the purposes of this Clause 11 H:

          "consequential loss or damage" means loss or damage of a kind or extent which was not reasonably foreseeable at the time this Agreement was entered into as a serious possibility in the event of the breach of obligation in question.

          "special loss or damage" means loss or damage of a kind or extent which arises from circumstances special to the Customer and not from the ordinary course of things, whether or not those circumstances were known to Chase either at the time this Agreement was entered into or later.

12.  INDEMNITY

A. The Customer undertakes to indemnify Chase and its Sub-Custodians and their respective nominees, directors, officers, agents and employees (the
     "indemnitees"), and to keep them indemnified, from any costs, claims, losses, liabilities, damages, expenses, fines, penalties, taxes and other matters ("Losses") that may be imposed on, incurred by or asserted against the indemnitees or any of them:

     (i) in respect of the following of any Instructions or other directions upon which the indemnitee is authorised to act or rely pursuant to the terms of this Agreement; or

     (ii) arising as a result of their status as a holder of record of Securities.

B. In addition to and without limitation to Clause 12A the Customer also agrees to indemnify the indemnitees or any of them against all and any Losses that may be imposed on, incurred by or asserted against the indemnitees:

     (i) arising as a result of a breach of the obligations, warranties and representations of the Customer (or its agent) under this Agreement, or

     (ii) otherwise   arising  under  or  in  connection   with  this  Agreement
          including, without limitation, the costs of Chase defending itself successfully against alleged fraud, negligence or wilful default of itself or a Sub-Custodian save in respect of the fraud, negligence or wilful default of Chase and save in respect of loss arising from the action indemnitee for which Chase is liable pursuant to, and in accordance with, this Agreement.

13.  UNITED KINGDOM REGULATORY MATTERS

MEANING OF TERMS

     A.   As used in this clause:

          (i) the term "SFA" means The Securities and Futures Authority Limited, and the term "IMRO" means the Investment Management Regulatory Organisation Limited and (in each case) any other self-regulating organisation (including any successor or replacement organisation following amalgamation, merger or otherwise) recognised under the Financial Services Act, 1986 (including any statutory modification or re-enactment thereof or any regulations or orders made thereunder) of which, as the case may be, Chase or the Customer is for the time being a member and to whose regulatory authority it is subject; and

          (ii) the term "Rules" means the rules and regulations of the SFA or IMRO (as appropriate) as amended, varied or substituted from time to time.

CHASE -APPLICABLE
SRO RULES

     B. (i) Chase is regulated by the SFA in the provision of services pursuant to this Agreement (including without limitation, in relation to the appointment of Sub-Custodians, Securities Depositories and agents). Accordingly, the rights and obligations of Chase under the provisions of this Agreement shall be read and construed as subject to and permitted by the SFA's Rules.

          (ii) For the purposes of the SFA's Rules, Chase shall treat the Customer as a non-private customer and, notwithstanding that the Customer may be acting as agent on behalf of another person, the Customer alone shall be treated as Chase's customer.

SFA NOTIFICATIONS

     C.   The Rules of the SFA require Chase to inform the Customer that:

          (i) where Securities are held overseas there may be different settlement legal and regulatory requirements from those applying in the LJK, together with different practices for the separate identification of Securities. Chase will from time to time inform the Customer of matters relevant to each jurisdiction referred to in Schedule I as amended in accordance with this Agreement;

          (ii) in providing the services described in this Agreement, Chase intends holding Securities with Sub-Custodians who are in the same group as Chase. The Sub-Custodians who are in the same group as Chase are identified by an asterisk (*) next to their name in
               Schedule 1;

          (iii)although Securities will ordinarily be registered in the name of a nominee, Chase may from time to time (due to the nature of law or market practice or where it is in the Customer's best interests or it is not feasible to do otherwise) register or record securities in the name of a Sub-Custodian or Chase itself If Securities are registered in Chase's name, the Securities in question may not be segregated from assets of Chase and in the event of default by Chase, customers' assets may not be as well protected. However, arrangements with the SubCustodians are such that our customer securities with them shall be in a separate account containing assets belonging only to the customers of Chase and not Chase's proprietary assets. In any event, Chase will notify the Customer of the registration name used in respect of Securities;

          (iv) Chase accepts the same level of liability for any nominee company controlled by Chase or an affiliate as for itself,

          (v) the omnibus accounts referred to in Clause 8 above are a form of pooling;

          (vi) if the Customer instructs Chase to hold Securities with or register or record Securities in the name of a person not chosen by Chase, the consequences of doing so are at the Customer's own risk and Chase shall not be liable therefor.

CUSTOMER -
APPLICABLE SRO

     D. (i) Where the Customer is regulated by the SFA and Chase is appointed by the Customer as an eligible custodian for the purposes of the SFA's Rules, it is agreed that:

RULES

               (a) the title of the Securities Account is such that it indicates that any Securities credited to it do not belong to the Customer;

               (b) Chase will hold or record Securities in the Securities Account, which belong to the Customer's own customer, separate from Chase's own securities;

               (c) the statement referred to in Clause 15G will be delivered to the Customer within 20 business days of the date of the statement and will detail the description and amount of Securities credited to the Securities Account;

               (d) Chase will not claim any lien, right of retention or sale over the Securities except where the beneficial owner (or the Customer where it has the capacity to do so) has consented or in respect of any charges relating to the administration or custody of the Securities, and Clause 5B shall be limited accordingly.

          (ii) Where the Customer is regulated by IMRO and Chase is appointed by the Customer as an eligible custodian for the purposes of IMRO's Rules, you are notified that:

               (a) Securities will be registered collectively in the same name for all of Chase's customers and therefore your entitlements may not be identifiable by separate certificates or other physical documents of title, and that, should Chase default, any shortfall in Securities so registered may be shared pro rata among all customers of Chase;

               (b) Securities may not be lent to, or deposited by way of collateral with, a third party and money will not be borrowed on the Customer's behalf against security of Securities;

               (c) Chase will maintain records of Securities which meet the requirements of IMRO Rule 5.1(6);

               (d) Chase will not have or claim any lien or right of retention over, or any fight to sell, any Securities, except in relation to any unpaid sum due to Chase in connection with services rendered the provision of which has been authorised by the Customer, and Clause 5B will be limited accordingly.

14.  TERMINATION

Either party may terminate this Agreement on sixty days' notice in writing to the other party. If the Customer gives notice of termination, it must provide full details of the persons to whom Chase must deliver Securities and cash. If Chase gives notice of termination, then the Customer must, within sixty days, notify Chase of details of its new custodian, failing which Chase may elect (at any time after the sixty day notice period) either to retain the Securities and cash until such details are given, continuing to charge fees due, or deliver the Securities and cash to the Customer. Chase shall in any event be entitled to deduct any amounts owing to it prior to delivery of the Securities and cash (and, accordingly, Chase shall be entitled to sell Securities and apply the sale proceeds in satisfaction of amounts owing to it). Termination shall not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

15.  MISCELLANEOUS

NOTICES

     A. Notices (other than Instructions) shall be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice shall not be deemed to be given unless it has been received.

SUCCESSORS AND
ASSIGNS

     B. This Agreement shall be binding on each of the parties' successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

INTERPRETATION

     C. Headings, marginal notes and paragraphs are for convenience only and are not intended to affect interpretation. References to clauses are to clauses of this Agreement and references to subclauses and paragraphs are to sub-clauses of the clauses and paragraphs of the sub-clauses in which they appear.

EATIRE AGREEMENT

     D. This Agreement, including the Schedules hereto, sets out the entire Agreement between the parties and this Agreement supersedes any other agreement relating to custody, whether oral or written. Amendments must be in writing and signed by both parties.

INTERPLEADER
CLAUSE. WHAT
HAPPENS IF THERE IS
A DISPUTE IN
RELATION TO THE
ASSETS HELD IN THE
ACCOUNT

     E. In the event of any dispute between or conflicting claims by any person or persons with respect to Securities held in the Securities Account or cash in the Cash Account, Chase shall be entitled to apply to a court of law to determine the rights of such persons and meanwhile at its option to refuse to comply with any and all claims, demands or Instructions with respect to such Securities or cash and other property related thereto so long as such dispute or conflict shall continue. Chase shall not be liable or become liable in any way for its refusal to comply with such conflicting claims, or demands or Instructions. Chase shall be entitled to refuse to act until either:

          (i)  such conflicting or adverse claims or demands shall have been:

               (a)  finally determined in a court of competent jurisdiction; or

               (b) settled by agreement between the conflicting parties and Chase shall have received evidence in writing satisfactory to Chase of such agreement; or

          (ii) Chase  shall  have   received  an   indemnity   and/or   security
               satisfactory to Chase sufficient to save it harmless from and against any or all loss, liability or expense which Chase may incur by reason of its actions.

LONDON ACCOUNTS

     F. Any amount standing to the credit of the Cash Accounts held with Chase is held by it as a banker and is payable exclusively by the London branch of Chase in its stated currency, subject to compliance with any applicable laws, regulations, governmental decrees or similar orders. Chase is a member of the United Kingdom Deposit Protection Scheme ("the Scheme") established under the Banking Act 1987 (as amended). The Scheme provides that in the event of Chase's insolvency payments may be made to certain customers of Chase's London branch. Payments under the Scheme are limited to 90% of a depositor's total cash deposits subject to a maximum payment to any one depositor of E18,000 (or ECU 20,000 if greater). Most deposits denominated in sterling and other European Economic Area Currencies and ECU made with Chase within the United Kingdom are covered. Further details of the Scheme are available on request

STATEMENTS

     G. Chase shall issue statements to the Customer at times mutually agreed identifying the Securities and cash in the Accounts, and otherwise on request. A certificate or statement by Chase as to any Liabilities or any Securities or cash held in any account shall be conclusive in the absence of manifest error. Prices and other information contained in any statement sent to the Customer have been obtained from sources Chase believes to be reliable. Chase does not, however, make any representation as to the accuracy of such information, nor that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Securities. References in this Agreement to statements include any statements in electronic form.

DISCLOSURE OF
INFORMATION

     H. Chase shall only disclose any information relating to the Customer or the Securities and/or cash held for the Customer as required by law or regulation or otherwise with the consent of the Customer.

CONFIDENTIALITY

     I. The Customer agrees to keep this Agreement confidential and other than where disclosure is required by law or regulation will only disclose it (or any part of it) with the prior written consent of Chase.

CHASE IS NOT AN
ADVISER

     J. In providing the services hereunder the Customer acknowledges that Chase is not providing any legal, tax or investment advice.

INSURANCE

     K. Chase need not maintain any insurance cover for the benefit of the Customer.

USE OF THIRD
PARTIES

     L. Chase may provide services under this Agreement through third parties who may be subsidiaries or affiliates of Chase provided (subject to the terms of this Agreement) that Chase will be liable for the performance of any third party to the same extent as Chase would have been if it performed. such services itself.

ACCESS TO CHASE'S
RECORDS

     M. Chase shall, on written request, allow the auditors of the Customer such reasonable access to its records relating to the Accounts as such auditors may reasonably require in connection with the audit of the Customer.

GLOBAL CUSTODY
AGREEMENT AND
MANDATE

     N. If and to the extent that there is any inconsistency between the provisions of any mandate between Chase and the Customer and this Agreement, the provisions of this Agreement shall prevail.

AFFILIATE AND
SUBSIDIARY

     O. In this Agreement the term "AFFILIATE" of Chase means an entity that is a subsidiary or holding company, or a subsidiary of a holding company, of Chase and the terms "SUBSIDIARY" and "HOLDING COMPANY" have the meanings given them in Section 736 of the Companies Act 1985 (or any statutory modification or re-enactment thereof).

GOVERNING LAW
AND JURISDICTION

     P. This Agreement shall be governed by and construed in accordance with English law. The Customer hereby appoints Michael Sparkes* of Commercial Union** as its agent for service of process. If the agent referred to in this sub-clause (or any replacement agent appointed pursuant to this sub-clause) at any time ceases for any reason to act as such, the Customer shall appoint a replacement agent to accept service having an address for service in England or Wales and shall notify Chase of the name and address of the replacement agent; failing such appointment and notification, Chase shall be entitled by notice to the Customer to appoint such a replacement agent to act on the Customer's behalf.

AS WITNESS the hand of the duly authorised officers of the parties hereto:

[PLEASE TURN TO PAGE 22 TO SIGN]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
* Non-English customers please complete the name of a person within England and Wales willing to accept service of any process on your behalf. In respect of English customers, N/A should be inserted.
**   Please complete address of Agent.

                                   SCHEDULE I

                List of Sub-Custodians and markets used by Chase

--------------------------------------------------------------------------------
COUNTRIES/MARKETS               SUB-CUSTODIAN
--------------------------------------------------------------------------------
Argentina                       *The Chase Manhattan Bank
                                Buenos Aires
--------------------------------------------------------------------------------
Australia                       *The Chase Manhattan Bank
                                Sydney
--------------------------------------------------------------------------------
Austria                         Creditanstalt - Bankverein
                                Vienna
--------------------------------------------------------------------------------
Bahrain                         The British Bank of the Middle East
                                Manama
--------------------------------------------------------------------------------
Bangladesh                      Standard Chartered Bank
                                Dhaka
--------------------------------------------------------------------------------
Belgium                         Generale Bank
                                Brussels
--------------------------------------------------------------------------------
Bermuda                         The Bank of Bermuda Ltd
                                Hamilton
--------------------------------------------------------------------------------
Botswana                        Barclays Bank of Botswana Limited
                                Gaborone
--------------------------------------------------------------------------------
Brazil                          Citibank N.A.
                                Sao Paulo
--------------------------------------------------------------------------------
Bulgaria                        ING Bank
                                Sofia
--------------------------------------------------------------------------------
Canada                          The Royal Bank of Canada, Toronto
                                Canada Trust, Toronto
--------------------------------------------------------------------------------
Chile                           Citibank N.A.
                                Santiago
--------------------------------------------------------------------------------
China (Shenzhen and Shanghai)   The Hong Kong and Shanghai Banking Corporation
                                Ltd
--------------------------------------------------------------------------------
Colombia                        Cititrust Colombia S.A. Sociedad Fiduciaria
                                Santafe de Bogota
--------------------------------------------------------------------------------
Croatia                         Privredna Banka Zagreb d.d.
                                Zagreb
--------------------------------------------------------------------------------
Cyprus                          Barclays Bank plc
                                Nicosia
--------------------------------------------------------------------------------
Czech Republic                  Ceskoslovenska Obchodni Banka, A.S.
                                Prague
--------------------------------------------------------------------------------
Denmark                         Den Danske Bank
                                Copenhagen
--------------------------------------------------------------------------------
Ecuador                         Citibank N.A.
                                Quito
--------------------------------------------------------------------------------
Egypt                           Nationale Bank of Egypt
                                Cairo
--------------------------------------------------------------------------------
Estonia                         HansaBank
                                Tallinn (not available for mutual funds)
--------------------------------------------------------------------------------
Eurobonds                       Cedel S.A., Luxembourg
                                A/C The Chase Manhattan Bank London
--------------------------------------------------------------------------------
Euro CDs                        First Chicago Clearing Centre
                                London
--------------------------------------------------------------------------------
Finland                         Merita Bank KOP
                                Helsinki
--------------------------------------------------------------------------------
France                          Banque Paribas
                                Paris
                                Societe Generale
                                Paris
--------------------------------------------------------------------------------
Germany                         Dresdner Bank A.G.
                                Frankfurt
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ghana                           Barclays Bank of Ghana
                                Accra
--------------------------------------------------------------------------------
Greece                          Barclays Bank plc
                                Athens
--------------------------------------------------------------------------------
Hong Kong                       *The Chase Manhattan Bank
                                Hong Kong
--------------------------------------------------------------------------------
Hungary                         Citibank Budapest Rt.
                                Budapest
--------------------------------------------------------------------------------
India                           The Hong Kong and Shanghai Banking Corporation
                                Limited Bombay
                                Deutsche Bank AG, Bombay
--------------------------------------------------------------------------------
Indonesia                       The Hong Kong and Shanghai Banking Corporation
                                Limited
                                Jakarta
--------------------------------------------------------------------------------
Ireland                         Bank of Ireland
                                Dublin
--------------------------------------------------------------------------------
Israel                          Bank Leumi Le-Israel B.M.
                                Tel Aviv
--------------------------------------------------------------------------------
Italy                           Banque Paribas
                                Milan
--------------------------------------------------------------------------------
Ivory Coast                     Societe Generale De Banques En Cote D'Ivoire
                                (SGBCI)
                                Abidjan
--------------------------------------------------------------------------------
Japan                           The Fuji Bank Limited
                                Tokyo
--------------------------------------------------------------------------------
Jordan                          Arab Bank Limited
                                Amman
--------------------------------------------------------------------------------
Kenya                           Barclays Bank of Kenya
                                Nairobi
--------------------------------------------------------------------------------
Latvia                          HansaBank - Latvija
                                Riga
--------------------------------------------------------------------------------
Lebanon                         The British Bank of the Middle East
                                Ras-Beirut
--------------------------------------------------------------------------------
Lithuania                       Vilniaus Bankas AB
                                Vilnius
--------------------------------------------------------------------------------
Luxembourg                      Banque Generale du Luxembourg S.A.
                                Luxembourg
--------------------------------------------------------------------------------
Malaysia                        *The Chase Manhattan Bank
                                Kuala Lumpur
--------------------------------------------------------------------------------
Mauritius                       The Hong Kong & Shanghai Banking Corporation
                                Limited
                                Mauritius
--------------------------------------------------------------------------------
Mexico                          *The Chase Manhattan Bank (Equities) Mexico S.A.
                                Banco National de Mexico (Goverment bonds)
                                Mexico
--------------------------------------------------------------------------------
Morocco                         Banque Commerciale du Maroc
                                Casablanca
--------------------------------------------------------------------------------
Namibia                         Standard Bank Namibia Limited
                                Windhoek
--------------------------------------------------------------------------------
Netherlands                     ABN Amro N.V.
                                De Breda
--------------------------------------------------------------------------------
New Zealand                     National Nominees Limited
                                Auckland
--------------------------------------------------------------------------------
Norway                          Den Norske Bank
                                Oslo
--------------------------------------------------------------------------------
Oman                            The British Bank of the Middle East
                                Muscat
--------------------------------------------------------------------------------
Pakistan                        Citibank N.A., Karachi
                                Deutsche Bank, Karachi
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Peru                            Citibank N.A.
                                Lima
--------------------------------------------------------------------------------
Philippines                     The Hong Kong and Shanghai Banking Corporation
                                Limited
                                Manila
--------------------------------------------------------------------------------
Poland                          Bank Handlowy W. Warsawie S.A. (Mutual Fund)
                                Bank  Polska Kasa Opieki S.A.
                                Warsaw
--------------------------------------------------------------------------------
Portugal                        Banco Espirito Santo e Comercial de Lisboa
                                Lisbon
--------------------------------------------------------------------------------
Romania                         ABN-AMRO Bank (Romania) S.A.
                                Bucharest
                                ING Bank
                                Bucharest
--------------------------------------------------------------------------------
Singapore                       Standard Chartered Bank
                                Singapore
--------------------------------------------------------------------------------
Slovak Republic                 Ceskoslovenska Obchodni Banka, A.S.
                                Bratislava
--------------------------------------------------------------------------------
Slovenia                        Banka Creditanstalt d.d. Ljubljana
                                Ljubljana
--------------------------------------------------------------------------------
South Africa                    Standard Bank of South Africa
                                Johannesburg
--------------------------------------------------------------------------------
South Korea                     The Hong Kong and Shanghai Banking Corporation
                                Limited
                                Seoul
--------------------------------------------------------------------------------
Spain                           *The Chase Manhattan Bank
                                Madrid
--------------------------------------------------------------------------------
Sri Lanka                       The Hong Kong and Shanghai Banking Corporation
                                Limited
                                Colombo
--------------------------------------------------------------------------------
Swailand                        Stanbic Bank of Swaziland Limited
                                Mbabane
--------------------------------------------------------------------------------
Sweden                          Skandinaviska Enskilda Banken
                                Stockholm
--------------------------------------------------------------------------------
Switzerland                     Union Bank of Switzerland
                                Zurich
--------------------------------------------------------------------------------
Taiwan                          *The Chase Manhattan Bank
                                Taipei
--------------------------------------------------------------------------------
Thailand                        *The Chase Manhattan Bank
                                Bangkok
--------------------------------------------------------------------------------
Tunisia                         Banque Internationale Arabe de Tunisie
                                Tunis
--------------------------------------------------------------------------------
Turkey                          *The Chase Manhattan Bank
                                Istanbul
--------------------------------------------------------------------------------
United Kingdom                  *The Chase Manhattan Bank
                                London
--------------------------------------------------------------------------------
Uruguay                         The First National Bank of Boston
                                Montevideo
--------------------------------------------------------------------------------
United States                   *The Chase Manhattan Bank
                                New York
--------------------------------------------------------------------------------
Venezuela                       Citibank N.A.
                                Caracas
--------------------------------------------------------------------------------
Zambia                          Barclays Bank of Zambia,
                                Lusaka
--------------------------------------------------------------------------------
Zimbabwe                        Barclays Bank of Zimbabwe Limited
                                Harare
--------------------------------------------------------------------------------

N.B. ADDITIONAL OPERATIONAL/LEGAL DOCUMENTATION MAY BE REQUIRED IN CERTAIN MARKETS. PLEASE REFER TO YOUR RELATIONSHIP MANAGER.

                                   SCHEDULE 2
                     Persons authorised to give Instructions

--------------------------------------------------------------------------------------------------------------
                                             INITIAL IF AUTHORISED
                                             TO GIVE ORAL              LIMITATION IN
FULL NAME AND OFFICIAL POSITION              INSTRUCTIONS*             AUTHORITY**       SPECIMEN SIGNATURE
--------------------------------------------------------------------------------------------------------------
Thomas E. Line, Treasurer                    TEL                       Fax only          /s/ Tom Line
--------------------------------------------------------------------------------------------------------------

Bruce E. McKibben, Asst. Treasurer           BEM                       Fax only          /s/ Bruce E. McKibben
--------------------------------------------------------------------------------------------------------------

George Harper, Sr. Fund Acct.                GJH                       Fax only          /s/ George J. Harper
--------------------------------------------------------------------------------------------------------------

Douglas R. Cooper, Sr. Financial Analyst     DRC                       Fax only          /s/ Douglas R. Cooper
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

Signed for and on behalf of the Customer by:

/s/  Tom Line
----------------------------------------

Name (print): /s/ Tom Line
Position:  Treasurer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*    Rule out box if not authorised to give oral instructions.
** "All", "No limit" or similar phrases would include authority to issue instructions relating to foreign exchange.

                                   SCHEDULE 3
                        AUTHORISED FUND MANAGERS/ADVISERS

Persons authorised as fund managers will also have to complete an authority in similar form to Schedule 2, but with some additional wording. A specimen copy is attached as Appendix A.

------------------------------------------------------------------------------------------------
FULL NAME OF FUND               ADDRESS              ACCOUNTS FOR WHICH       ANY LIMITATIONS ON
MANAGER/ADVISER                                      AUTHORISED*              AUTHORITY-
------------------------------------------------------------------------------------------------
Commercial Union Investment     St. Helen's          The Flex Partners        None
Management Limited              I Undershaft         International Equity
                                London. EC3P 3DQ     Fund
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

Signed for and on behalf of the Customer by:


----------------------------------------

Name (print):
Position:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* If left blank, the Fund Manager is authorised to give instructions on ALL accounts.
** "All" or "No limit" or similar phrases would include authority to issue instructions relating to foreign exchange,

                                   Appendix A

                          SPECIMEN FUND MANAGER MANDATE

TO:  THE CHASE MANHATTAN BANK
     GLOBAL CUSTODY DIVISION
                                                  DATE:_________________________

Dear Sirs,

Re:  Global Custody for ______________________________(the "Customer").

We _____________ warrant that we have been appointed by the Customer as its fund manager for the account(s) detailed below and that we have full authority from the Customer to give instructions in respect of all transactions relating to the account(s) including for foreign exchange and notwithstanding that the instructions may result in an overdraft on any cash account. We agree to indemnify and hold Chase harmless for any losses, costs or liabilities it or its agents incur as a result of any breach of this warranty.

We set out the names and specimen signatures of those individuals authorised by us to operate accounts and give instructions on behalf of the Customer in respect of the accounts.

Any instructions given to Chase by telephone or facsimile shall promptly thereafter be confirmed by ourselves in writing or other authenticated means acceptable to Chase and each confirmation shall be clearly marked "Confirmation". We agree to indemnify and hold Chase harmless for any failure to send such confirmation or the failure of such confirmation to conform to the telephone or facsimile instructions received.

This mandate supersedes any previous mandate provided by us to The Chase Manhattan Bank in our capacity as fund manager for the Customer. This mandate is governed by English Law.

Yours faithfully

Signed by: _____________________________
             Duly authorised signatory
               for and on behalf of

Account(s) covered by this Mandate:

                             AUTHORISED INDIVEDUALS
                             ----------------------

--------------------------------------------------------------------------------
                                                 LIMITATION IN
                          INSTRUCTION            AUTHORITY
                          METHOD                 VALUE/
FULL NAME AND             WRITTEN AND/OR         TRANSACTION           SPECIMEN
OFFICIAL POSITION         ORAL                   TYPE                  SIGNATURE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PROPOSED RESOLUTION
                           THE FLEX-PARTNERS TRUSTEES

                                   MAY 20,1999

     WHEREAS, the Board of Trustees of The Flex-Partners has determined that it is reasonable to rely on The Chase Manhattan Bank ("Chase") to perform the responsibilities to be delegated to Chase as the "Foreign Custody Manager" of the International Equity Fund (the "Fund") pursuant to paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5 promulgated under the Investment Company Act of 1940;

     NOW, THEREFORE, BE IT:

     RESOLVED, that the Board of Trustees hereby delegates to Chase with respect to the Fund, subject to paragraph (b) of Rule 17f-5, the responsibilities as Foreign Custody Manager set forth in paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5, with respect to foreign assets of the Fund held outside the United States.

     FURTHER RESOLVED, that subject to the condition that Chase accept such delegation and its appointment as Foreign Custody Manager of the Fund, as provided in Rule 17f-5(b) and (c) promulgated under the Investment Company Act of 1940, the Fund enter into a Global Custody Agreement (the "Agreement") with Chase substantially in the form of the Agreement presented to this meeting, with any amendments necessary to reflect such delegation and appointment, and with such other amendments, consistent with these resolutions, as may be recommended or approved by counsel; that the terms of the Agreement as so amended are hereby approved; that the President, any Vice President or the Secretary/Treasurer of the Trust is hereby authorized to execute and deliver the Agreement as so amended on behalf of the Fund; and that a copy of the Agreement, as so amended and executed, is to be filed with the permanent records of the Trust.

     FURTHER RESOLVED, that the appropriate officers of the Trust be, and each of them hereby is, authorized to take such other actions, and to execute, certify and deliver such other instruments, certificates, agreements, and documents, including without limitation, any (i) power of attorney to be given by the Fund to Chase to provide tax reclaim services and (ii) electronic banking agreement to be executed by the Fund to enable it to give Chase instructions by electronic means, as they or any of them deem necessary or appropriate to enable the Fund to carry out the intent and to accomplish the purpose of the foregoing resolutions and to consummate the contemplated transactions.

     /s/ Donald F. Meeder
     -----------------------------------

     Secretary

SIGNED by

/s/ John R. Morley

For and on behalf of
THE CHASE MANHATTAN BANK

Name: John R. Morley
Position: Vice President

SIGNED by

/s/ Tom Line

For and on behalf of
The Flex Partners International Equity Fund

*Name:  Tom Line
*Position:  Treasurer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Please complete name and position in block capitals. If two signatures required, please sign side by side.

                  UK Regulatory Matters - For Your Information
                  --------------------------------------------

                                 SFA Compliance
                                 --------------

Rule 409 of the SFA Rules requires customer agreements between custodians and their customers to contain certain provisions and Rule 4-110 requires certain risk disclosures to be made. For your information the relevant matters may be found in the Agreement as follows:

--------------------------------------------------------------------------------
     SFA RULE/GUIDANCE                             RELEVANT CLAUSE
--------------------------------------------------------------------------------
        4-109(l)(a)                                   13C(iii)
--------------------------------------------------------------------------------
        4-109(l)(b)                                    2G, 21
--------------------------------------------------------------------------------
        4-109(i)(c)                                      2J
--------------------------------------------------------------------------------
        4-109(l)(d)                                      2J
--------------------------------------------------------------------------------
        4-109(l)(e)                                      2K
--------------------------------------------------------------------------------
        4-109(l)(f)                              613, 1 IF 13 C(iv),
--------------------------------------------------------------------------------
         4-109(2)                                       13(v)
--------------------------------------------------------------------------------
         4-109(3)                                         3
--------------------------------------------------------------------------------
         4-109(4)                            5B, 131)(i)(d), 13D(ii)(d)
--------------------------------------------------------------------------------
         4-110(l)                                      13C(i)
--------------------------------------------------------------------------------
         4-110(2)                                      13C(vi)
--------------------------------------------------------------------------------

Where the Customer is a member of the SFA and Chase is appointed as an eligible custodian for the purposes of the SFA's Rules, Rule 4-111 requires that the Customer agrees certain matters with its eligible custodian. For your information the relevant matters may be found in this Agreement as follows:

--------------------------------------------------------------------------------
SFA RULE/GUIDANCE                               RELEVANT CLAUSE
--------------------------------------------------------------------------------
4-111 (a)                                       13D(i)(a)
--------------------------------------------------------------------------------
4-111 (b)                                       3E
--------------------------------------------------------------------------------
4-111 (c)                                       13D(i)(b)
--------------------------------------------------------------------------------
4-111 (d)                                       13D(i)(c)
--------------------------------------------------------------------------------
4-111 (e)                                       13D(i)(d)
--------------------------------------------------------------------------------
4-111(f)                                        6B, 11G
--------------------------------------------------------------------------------
4-111 (g)                                       13C(iii)
--------------------------------------------------------------------------------
4-111 (h)                                       3
--------------------------------------------------------------------------------

                  UK Regulatory Matters - For Your Information
                  --------------------------------------------

                                 IMRO Compliance
                                 ---------------

Where the Customer is a member of IMRO and Chase is appointed as an Eligible Custodian for the purposes of the IMRO Rules, Rule 5.1(5) requires the Customer to have a written agreement with the custodian that that sets out in adequate detail the parties' respective responsibilities. For your information the relevant matters may be found in this Agreement as follows:

--------------------------------------------------------------------------------
       IMRO RULE/GUIDANCE                          RELEVANT CLAUSE
--------------------------------------------------------------------------------
       Appendix 2.4(l)(a)

--------------------------------------------------------------------------------
      Paragraph 13 (b) (i)                            213(i)(b)
--------------------------------------------------------------------------------
      Paragraph 13 (b)(ii)                   2A(i)(a), 6C, 13C(iii), (iv)
--------------------------------------------------------------------------------
      Paragraph 13 (b)(iii)                           613, 1 IG
--------------------------------------------------------------------------------
      Paragraph 13 (b)(iv)                         513, 13D(ii)(d)
--------------------------------------------------------------------------------
      Paragraph 13 (b)(v)                             13D(ii)(a)
--------------------------------------------------------------------------------
      Paragraph 13 (b)(vi)                            13D(ii)(b)
--------------------------------------------------------------------------------
      Paragraph 13 (b)(vii)                               2G
--------------------------------------------------------------------------------
      Paragraph 13 (b)(viii)                              2K
--------------------------------------------------------------------------------
      Paragraph 13 (b)(ix)                              13C(i)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Rule 5.1(5) Guidance

--------------------------------------------------------------------------------
             (a)                                          3E
--------------------------------------------------------------------------------
             (b)                                        2D(ii)
--------------------------------------------------------------------------------
             (c)                                          15G
--------------------------------------------------------------------------------
             (d)                                      13D(ii)(d)
--------------------------------------------------------------------------------
             (e)                                       13(ii)(c)
--------------------------------------------------------------------------------

     Investment Company Rider to Global Custody
     Between The Chase Manhattan Bank and

              -------------------------------------
     effective
              -------------------------------------

The following modifications are made to the Agreement:

     A    Add a new Clause 16 to the Agreement as follows:

     "16. Compliance with SEC rule l7f-5.

     (a) Customer's board of directors (or equivalent body) (hereinafter 'Board') hereby delegates to Chase, and, except as to the country or countries as to which Chase may, from time to time, advise obligation to perform as Customer's 'Foreign Custody Manager' (as that term is defined in SEC rule 17f-5(a)(2) s promulgated under the Investment Company Act of 1940, as amended (" 1940 Act")), Customer that it does not accept such delegation, Chase hereby accepts the delegation to it, of the both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule l7f5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Securities and cash and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule l7f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any 'Eligible Securities Depository.' An Eligible Securities Depository for purposes hereof shall have the same meaning as in SEC rule 17f-7 as proposed on April 29, 1999. (Eligible Securities Depositories used by Chase as of the date hereof are set forth in Appendix I -A hereto, and as the same may be amended on notice to Customer from time to time.)

     (b) In connection with the foregoing, Chase shall:

(i) provide written reports notifying Customer's Board of the placement of Securities and cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Securities and cash with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

(ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Securities and cash would exercise;

(iii) in selecting an Eligible Foreign Custodian, first have determined that Securities and cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Securities and Cash, including, without limitation, those factors set forth in SEC rule l7f-5(c)(l)(i)-(iv);

(iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Securities and cash based on the standards applicable to custodians in the relevant market.

(v) have established a system to monitor the continued appropriateness of maintaining Securities and cash with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Chase shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Securities and Cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Chase shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Securities and cash.

Subject to (b)(i)-(v) above, Chase is hereby authorized to place and maintain Securities and cash on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Chase.

     (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Securities and cash hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

     (d) Chase represents to Customer that it is a U.S. Bank as defined in Rule l7f-5(a)(7). Customer represents to Chase that: (1) the Securities and cash being placed and maintained in Chase's custody are subject to the 1940 Act, as the same may be amended from time to time; (2) its Board: (i) has determined that it is reasonable to rely on Chase to perform as Customer's Foreign Custody Manager (ii) or its investment adviser shall have determined that Customer may maintain Securities and Cash in each country in which Customer's Securities and Cash shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Securities and Cash held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Chase to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

     (e) Chase shall provide to Customer such information relating to Country Risk as is specified in Appendix I -B hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Chase has gathered the information from sources it considers reliable, but that Chase shall have no responsibility for inaccuracies or incomplete information.

     B.   Add the  following  after  the  first  sentence  of  Clause  6A of the
Agreement: "At the request of Customer, Chase may, but need not, add to Schedule A an Eligible Foreign Custodian where Chase has not acted as Foreign Custody Manager with respect to the selection thereof. Chase shall notify Customer in the event that it elects to add any such entity."

     C.   Add the following language to the end of Clause 6A of the Agreement:

"The term Sub-custodian as used herein shall mean the following:

     (a) a 'U.S. Bank,' which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7);

     (b) an  'Eligible  Foreign  Custodian,'  which  shall  mean  (i) a  banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; and (iii) any other entity (other than an Eligible Securities Depository) that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

For purposes of clarity, it is agreed that as used in Clause 6B(i), the term Sub-custodian shall not include any Eligible Foreign Custodian as to which Chase has not acted as Foreign Custody Manager or any Eligible Securities Depository."

                                  APPENDIX I -A
                             SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------
COUNTRY         DEPOSITORY                                                   INSTRUMENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Argentina       Caja de Valores S.A.                                         Equity, Corporate & Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Australia       Austraclear Ltd.                                             Corporate Debt, Money Market & Semi-Government
                                                                             Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Australia       CHESS                                                        Equity
                (Clearing House Electronic Subregister System)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Australia       RITS                                                         Government Debt
                (Reserve Bank Information and Transfer System)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Austria         Osterreichische Kontrolbank AG                               Equity, Corporate + Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Belgium         CIK                                                          Equity + Corporate Debt
                (Caisse Interprofessionnelle de Depots et de Virements de
                Titres s.a.)                                                 Compulsory
----------------------------------------------------------------------------------------------------------------------------
Belgium         Banque Nationale de Belgique                                 Treasury Bills + Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Brazil          CBLC                                                         Equity
                (Companhia Brasileira de Liquidacao e Custodia)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Brazil          CLC                                                          Equity
                (Camara de Liquidacao e Custodia
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Brazil          CETIP                                                        Corporate Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Bulgaria        BNB                                                          Government Debt
                (Bulgaria National Bank)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Bulgaria        Central Depository A.D.                                      Equity
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Canada          CDs                                                          Equity, Corporate + Government Debt
                (The Canadian Depository for Securities Ltd.)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Chile           DCV                                                          Equity, Corporate + Government Debt
                (Deposito Central de Valores)                                Compulsory for government debt securities and for
                                                                             brokers as of November 1998; will be compulsory for all
                                                                             market participants during 1999.
----------------------------------------------------------------------------------------------------------------------------
China,          SSCCRC                                                       Equity
Shanghai        (Shanghai Securities Central Clearing and Registration
                Corporation)                                                 Compulsory
----------------------------------------------------------------------------------------------------------------------------
China,          SSCC                                                         Equity
Shenzhen        (Shenzhen Securities Clearing Company, Limited)
                                                                             Compulsory

----------------------------------------------------------------------------------------------------------------------------

                                       1

                                 APPENDIX I-A
                            SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------
COUNTRY         DEPOSITORY                                                   INSTRUMENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Colombia        DCV                                                          Government debt issued, guaranteed or administered
                (Dep6sito Central de Valores)                                by the central bank.
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Colombia        DECEVAL                                                      Equity, Corporate + Government Debt
                (Dep6sito Central de Valores)                                Voluntary. Due to change in tax status of DECEVAL,
                                                                             use of DECEVAL is becoming market standard.
----------------------------------------------------------------------------------------------------------------------------
Croatia         CDA                                                          Equity and listed government debt. (Created in April
                (Central Depository Agency)                                  1997, the CDA is expected to be operational in 1999)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Croatia         Ministry of Finance Registry &                               Short-term debt issued by the Ministry of Finance
                National Bank of Croatia Registry                            and the National Bank of Croatia, respectively.
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Czech           SCP                                                          Equity + Long-Term Government Debt
Republic        (Stredisko cennych papiru)                                   Compulsory
----------------------------------------------------------------------------------------------------------------------------
Denmark         VP                                                           Equity, Corporate + Government Debt
                (Vaerdipapircentmlen)                                        Compulsory
----------------------------------------------------------------------------------------------------------------------------
Egypt           Misr Clearing, Settlement and Depository,                    Equity
                S.A.E.                                                       Compulsory
----------------------------------------------------------------------------------------------------------------------------
Estonia         EVK                                                          Equity
                (Estonian Central Depository for Securities Limited)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Euromarket      Cedel & Euroclear                                            Euro-Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Finland         CSR                                                          Equity + Government Debt
                (Central Share Registry Finland)                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
France          SICOVAM                                                      Equity + Corporate Debt
                (Societe Interprofessionnelle pour la Compensation des
                Valeurs Mobilieres, S.A.)                                    Compulsory
----------------------------------------------------------------------------------------------------------------------------
Germany         DBC                                                          Equity, Corporate + Government Debt
                (Deutsche Boerse Clearing AG)                                Compulsory
----------------------------------------------------------------------------------------------------------------------------
Greece          Apothetirio Titlon A.E.                                      Equity
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Greece          Bank of Greece                                               Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Hong Kong       CCASS                                                        Equity
                (Central Clearing and Settlement System)                     Compulsory
----------------------------------------------------------------------------------------------------------------------------

                                       2

                                 APPENDIX I -A
                            SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------
COUNTRY         DEPOSITORY                                                   INSTRUMENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Hong Kong       CMU                                                          Corporate + Government Debt
                (Central Moneymarkets Unit)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Hungary         Keler Ltd.                                                   Equity + Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
India           NSDL                                                         Equity + Corporate Debt
                (National Securities Depository Limited)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Ireland         CRESTCo Limited                                              Equity
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Ireland         GSO                                                          Government Debt
                (Gilt Settlement Office)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Israel          TASE Clearing House                                          Equity, Corporate + Government Debt
                (Tel Aviv Stock Exchange Clearing House)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Italy           Monte Titoli S.p.a.                                          Equity + Corporate Debt
                                                                             Compulsory
Italy           Bank of Italy                                                Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Japan           JASDEC                                                       Equity
                (Japan Securities Depository Center)
                                                                             Voluntary
----------------------------------------------------------------------------------------------------------------------------
Japan           Bank of Japan                                                Registered Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Kazahkstan      Central Securities Depository                                Mandatory for all equity securities traded on the
                                                                             Kazahkstan Stock Exchange. Currently all trading is
                                                                             over the counter.
                                                                             Voluntary
----------------------------------------------------------------------------------------------------------------------------
Latvia          LCD                                                          Equity + Government Debt
                (Latvian Central Depository)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Lebanon         Midelear                                                     Equity
                (Custodian and Clearing Center of Lebanon and the
                Middle East)                                                 Compulsory
----------------------------------------------------------------------------------------------------------------------------
Lithuania       CSDL                                                         Equity + Government Debt
                (Central Securities Depository of Lithuania)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Luxembourg      Cedel Bank, s.a.                                             Equity
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Malaysia        MCD                                                          Equity
                (Malaysian Central Depository Snd Bhd)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------

                                       3

                                 APPENDIX I -A
                            SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------
COUNTRY         DEPOSITORY                                                   INSTRUMENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Mauritius       CDS                                                          Equity
                (Central Depository and Settlement Company Limited)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Mexico          Indeval                                                      Equity, Corporate + Government Debt.
                (Institucion para el Deposito de Valores)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Morocco         Maroclear                                                    Equity + Corporate Debt (will be compulsory as of
                                                                             March 21, 1999)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Netherlands     NECIGEF                                                      Equity, Corp. + Govt. D
                (Nederlands Centraal Insituut voor Giraal Effectenverkeer
                B.V.)                                                        Compulsory
----------------------------------------------------------------------------------------------------------------------------
New Zealand     Austraclear New Zealand                                      Equity, Corporate + Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Norway          VPS                                                          Equity, Corporate + Govertiment Debt
                (Verdipapirsentralen)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Oman            MSM                                                          Equity
                (Muscat Securities Market)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Pakistan        CDC                                                          Equity
                (Central Depository Company of Pakistan Limited)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Peru            CAVALI                                                       Equity
                (Caja de Valores y Liquidaciones)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Philippines     PCD                                                          Equity
                (Philippine Central Depository Inc.)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Poland          NDS                                                          Equity, Long-Term Government Debt + Vouchers
                (National Securities Depository)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Poland          CRT                                                          Treasury-Bills
                (Central Registry of Treasury-Bills)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Portugal        Interbolsa                                                   Equity, Corporate + Government Debt
                (Central de Valores Mobiliarios e Sistema de Liquidacao e
                Compensacao)                                                 Compulsory
----------------------------------------------------------------------------------------------------------------------------
Romania         SNCDD - RASDAQ                                               Equity
                (National Company for Clearing, Settlement and
                Depository for Securities)                                   Compulsory
----------------------------------------------------------------------------------------------------------------------------
Romania         BSE                                                          Equity
                (Bucharest Stock Exchange Registry)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Romania         National Bank of Romania                                     Treasury-Bills
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------

                                       4

                                 APPENDIX I -A
                            SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------
COUNTRY         DEPOSITORY                                                   INSTRUMENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Russia          Vnestorgbank                                                 Ministry of Finance Bonds
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Russia          National Depository Center                                   GKOs are Treasury Bills with three months to one
                                                                             year maturity; OFZs are Federal Loan bonds with
                                                                             one to two years' maturity.
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Singapore       CDP                                                          Equity + Corporate Debt and Malaysian equities
                (Central Depository (Pte,) Ltd.)                             traded on CLOB
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Singapore       Monetary Authority of Singapore                              Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Slovak          SCP                                                          Equity + Government Debt
Republic        (Stredisko Cennych Papierov)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Slovak          National Bank of Slovakia                                    Treasury-Bills
Republic                                                                     Compulsory
----------------------------------------------------------------------------------------------------------------------------
Slovenia        KDD                                                          Equity + Corporate Debt
                (The Centralna Klirinsko Depotna Druzba d.d-
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
South Africa    CD                                                           Corporate + Government Debt
                (Central Depository (Pty) Limited)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
South Korea     KSD                                                          Equity, Corporate + Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Spain           SCLV                                                         Equity + Corporate Debt.
                (Servicio de Compensacion y Liquidacion de Valores,
                S.A.)                                                        Compulsory
----------------------------------------------------------------------------------------------------------------------------
Spain           CBEO                                                         Government Debt
                (Central Book Entry Office)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Sri Lanka       CDS                                                          Equity
                (Central Depository System (Pte) Limited)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Sweden          VPC                                                          Equity, Corporate + Government Debt
                (Vardepapperscentralen AB)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Switzerland     SEGA                                                         Equity, Corporate + Government Debt
                (Schweizerische Effekten-Giro AG)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Taiwan          TSCD                                                         Equity + Government Debt
                (Taiwan Securities Central Depository Co., Ltd.)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Thailand        TSDC                                                         Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------

                                       5

                                 APPENDIX I -A
                            SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------
COUNTRY         DEPOSITORY                                                   INSTRUMENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                (Thailand Securities Depository Company Limited)             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Tunisia         STICODEVAM                                                   Equity
                (Soci6t6 Tunisienne Interprofessionnelle pour la
                Compensation et le D6pot des Valeurs Mobilieres)             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Tunisia         Ministry of Finance                                          Government Debt tradable on the stock exchange
                                                                             (BTNBs)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Tunisia         Central Bank of Tunisia                                      Government Debt not tradable on the stock exchange
                                                                             (BTCs)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Turkey          IMKB; Takas ve Saklarna Bankasi A.S.                         Equity + Corporate Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Turkey          Central Bank of Turkey                                       Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
United          CRIESTCo Limited                                             Equity + Corp. Debt
Kingdom                                                                      Compulsory
----------------------------------------------------------------------------------------------------------------------------
United          CM0                                                          Sterling CDs & CP
Kingdom         (Central Moneymarket Office)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
United          CGO                                                          Gilts
Kingdom         (Central Gilts Office)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
United States   DTC                                                          Equity + Corporate Debt
                (Depository Trust Company)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
United States   PTC                                                          Mortgage Back Debt
                (Participants Trust Company)
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
United States   Fed Book-Entry System                                        Government Debt
                                                                             Compulsory
----------------------------------------------------------------------------------------------------------------------------
Zambia          LuSE                                                         Equity + Government Debt
                (LuSE Central Shares Depository Limited)
                                                                              Compulsory
----------------------------------------------------------------------------------------------------------------------------

Appendix 1 -B

Information Regarding Country Risk

     1. To aid Customer in its determinations regarding Country Risk, Chase shall furnish annually and upon the initial placing of Securities and cash into a country the following information (check items applicable):

A    Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

___ ii. Whether applicable foreign law would restrict the Customer's ability to recover its Securities and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Customer's ability to recover Securities that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.   Written information concerning:

___ i. The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer's Securities and cash.

___ ii. Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.]

C.   A market report with respect to the following topics:

(i) securities  regulatory  environment,  (ii) foreign  ownership  restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) compulsory depositories (including depository evaluation).

     2. To aid Customer in monitoring Country Risk, Chase shall furnish board the following additional information:

     Market flashes, including with respect to changes in the information in market reports.